SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)      December 12, 1996
                                                  ------------------------------


                              U.S. INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  1-13736             223369326
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(State or other jurisdiction     (Commission        (I.R.S. Employer
    of incorporation)              File No.)        Identification No.)



                              101 Wood Avenue South
                            Iselin, New Jersey 08830
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (908) 767-0700
                                                   -----------------------------



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                                                         Exhibit Index on Page 4

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ITEM 5.  OTHER EVENTS.

            On December 12, 1996, U.S. Industries, Inc. (the "Company") issued a press release (the "Press Release") regarding the issuance by USI American Holdings, Inc., its wholly-owned subsidiary, of $125 million aggregate principal amount of senior notes due December 1, 2006, which were unconditionally guaranteed by the Company. A copy of the Press Release has been filed as Exhibit
99.1 to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

           (c) Exhibits. A copy of the Press Release has been filed as Exhibit
99.1 to this Current Report.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              U.S. INDUSTRIES, INC.



December 16, 1996.            By:/s/ George H. MacLean
                                 ------------------------------------
                                Name: George H. Maclean
                                Title: Senior Vice President,
                                          General Counsel and
                                          Secretary




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                                    EXHIBITS


EXHIBIT NO.             EXHIBIT
-----------             -------

   99.1          Press Release dated December 12, 1996.



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